UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2020

TELA Bio, Inc.

(Exact name of registrant as specified in its charter)

Delaware	3841	45-5320061
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)
1 Great Valley Parkway, Suite 24, Malvern, Pennsylvania	19355
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 320-2930

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, par value $0.001 per share	TELA	Nasdaq Global Market

Securities registered pursuant to Section 12(g) of the Act:

None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On June 23, 2020, TELA Bio, Inc. (the “Company,” “we” or “us”) filed a registration statement on Form S-1 in which the Company announced preliminary estimates of financial results for the period beginning April 1, 2020 and ended June 15, 2020, as follows:

Preliminary Financial Results

The COVID-19 pandemic has had, and is expected to continue to have, an adverse effect on our business, results of operations, cash flows and financial condition. We began to see an adverse impact on surgical procedures using our OviTex products in the second half of March 2020 as state mandates required hospitals to defer or cancel elective procedures and some patients elected to postpone surgery. Our revenues were affected by a decrease in the number of daily procedures using our products and our average daily sales, at their lowest point in the first half of April 2020, were more than 70% below our average daily sales prior to the beginning of the COVID-19 pandemic.

Since mid-April 2020, the number of procedures using our products and our corresponding sales have increased in a gradual, non-linear fashion. The timing, extent and continuation of any further increase in procedures, and any corresponding increase in sales of our products, and whether there could be a future decrease in the current level of procedures, remain uncertain and are subject to a variety of factors, including:

•	Government restrictions on elective procedures may change over time and may vary in different geographic locations due to localized increases or decreases of COVID-19 cases.
•	A material increase in COVID-19 cases in one or more locations could result in an increase in hospitalizations and a corresponding decrease in elective procedures in such impacted locations.
•	Patients may elect to defer or avoid treatment for elective procedures due to concerns about being exposed to COVID-19, loss of employer-sponsored health insurance related to the high levels of unemployment in the United States or other reasons.
•	Hospitals may reserve increased space, personal protective equipment and staff for potential COVID-19 patients, especially if the number of COVID-19 cases spikes, limiting the space and resources allocated to inpatient and outpatient elective procedures.
•	Hospitals may continue to preserve cash and may not immediately replenish their inventories of our products, which would impact our future sales and revenue.

While we continue to monitor the situation created by the COVID-19 pandemic, we cannot predict with certainty the extent to which the COVID-19 pandemic will impact our business and results of operations for the full second quarter of 2020 and beyond.

The following are our preliminary estimates for the period beginning April 1, 2020 and ended June 15, 2020:

•	Revenue is expected to be between $2.1 million and $2.3 million. Revenue reflects the adverse impact of decreased procedure volumes as a result of the deferral of elective procedures and corresponding reduced sales of units of our OviTex products during the period.
•	Gross margin is expected to be between 54% and 56%. Our gross margin is calculated by dividing our gross profit by our revenues. Our gross profit is calculated by subtracting our costs of licensed products from Aroa, charges related to excess and obsolete inventory adjustments, costs related to shipping and amortization of intangible assets from our revenue. Gross margin was negatively affected by the impact of expense recognized for excess and obsolete inventory over lower revenues during the period.
•	Operating loss is expected to be between $4.7 million and $4.9 million. Operating loss was primarily impacted by the decrease in revenue as a result of the deferral of elective procedures and corresponding reduced sales of our OviTex products during the period, and these amounts were partially offset by decreases in estimated sales and marketing expenses, general and administrative expenses and estimated research and development expenses, as we implemented the cost containment measures described above and adapted our business operations to the environment resulting from the COVID-19 pandemic.
•	Net loss is expected to be between $5.5 million and $5.7 million. Net loss was primarily impacted by factors described above, partially offset by a decrease in interest expense.

As of June 15, 2020, our cash, cash equivalents and short-term investments is expected to be $41.1 million and the borrowings outstanding under our credit facility were $30.0 million. This credit facility matures in November 2023 and requires that we maintain a minimum cash balance of $2.0 million.

The above estimates of our financial performance for the period indicated should not be viewed as a substitute for interim financial statements prepared in accordance with U.S. GAAP. Preliminary estimates of our revenue, gross margin, operating loss and net loss are not necessarily indicative of the results that may be reported for the remainder of the three month period ended June 30, 2020, for fiscal year 2020 or for any future periods. Our consolidated financial statements as of and for the three months ended June 30, 2020 will not be available until after this offering is completed. Furthermore, the preliminary operating data included in this prospectus has been prepared by, and is the responsibility of, our management. KPMG LLP has not audited, reviewed, compiled or applied agreed-upon procedures with respect to the preliminary operating data. Accordingly, KPMG LLP does not express an opinion or any other form of assurance with respect thereto.

The information furnished pursuant to Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Special Note Regarding Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Words such as “may,” “might,” “will,” “should,” “believe,” “expect,” “anticipate,” “estimate,” “continue,” “predict,” “forecast,” “project,” “plan,” “intend” or similar expressions, or statements regarding intent, belief, or current expectations are forward-looking statements and reflect the current beliefs of the Company's management. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and other factors that could cause actual results and events to differ materially and adversely from those indicated by such forward-looking statements including, among others: the risks and uncertainties set forth in the "Risk Factors" section and elsewhere in the Company’s filings with the Securities and Exchange Commission and available at www.sec.gov, including in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Any forward-looking statements that the Company makes in this Form 8-K speak only as of the date of this Form 8-K, and the Company assumes no obligation to updates to these forward-looking statements whether as a result of new information, future events or otherwise after the date of this press release, except as required under applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELA BIO, INC.

By:	/s/ Antony Koblish
Name:	Antony Koblish
Title:	President, Chief Executive Officer and Director

Date: June 23, 2020